EXHIBIT INDEX
EXHIBIT A:
  Attachment to item 77B:
  Accountants report on internal control

EXHIBIT B:
  Attachment to item 77O:
  Transactions effected pursuant to Rule 10f-3
------------------------------------------------------------------

EXHIBIT A:
Report of Independent Auditors

To the Board of Managers of
Xanthus Fund, L.L.C.

In planning and performing our audit of the financial statements of Xanthus Fund, L.L.C. (the "Company") for the year ended December 31, 2000, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of the Company is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, error or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 2000.

This report is intended solely for the information and use of management and the Board of Managers of Xanthus Fund, L.L.C.
and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

ERNST & YOUNG LLP

New York, New York
February 15, 2001



EXHIBIT B:
SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  04/04/00
Name of Issuer/Issue:  Cabot Microelectronics Corp.
Principal Amount of Offering:  4,000,000 Shares
Price/Spread:  $20.00 / $1.40
Amount Purchased by the Fund:  500 shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X      	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.       X     	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X     	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		              04/04/00
Name: Greg D.  Jakubowsky			Date
Title:
SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  04/05/00
Name of Issuer/Issue:   Ulticom, Inc.
Principal Amount of Offering:  4,250,000 Shares
Price/Spread:  $13.00 / $0.91
Amount Purchased by the Fund:  7,000 shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             04/05/00
Name:  Greg D.  Jakubowsky			Date
Title:    Director
SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  04/26/00
Name of Issuer/Issue:  AT&T Wireless Group Tracking Stock
Principal Amount of Offering:  306,000,000 Shares
Price/Spread:  $29.50 / $0.86
Amount Purchased by the Fund:  21,900 shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             04/26/00
Name:  Greg D. Jakubowsky			Date
Title:    Director
SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  05/18/00
Name of Issuer/Issue:  New Focus, Inc.
Principal Amount of Offering:  5,000,000 Shares
Price/Spread:  $20.00 / $1.40
Amount Purchased by the Fund:  2,000 shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X    	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             05/18/00
Name: Greg D.  Jakubowsky			Date
Title:    Director

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  05/23/00
Name of Issuer/Issue:  Intergrated Circuit Systems
Principal Amount of Offering:  12,500,000 Shares
Price/Spread:  $13.00 / $0.88
Amount Purchased by the Fund:  5,000 Shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             05/23/00
Name:  Greg D. Jakubowsky			Date
Title:    Director

 SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  06/27/00
Name of Issuer/Issue:  Marvell Technology Group
Principal Amount of Offering:  6,000,000 Shares
Price/Spread:  $15.00 / $1.05
Amount Purchased by the Fund:  10,000 Shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             06/27/00
Name:  Greg D. Jakubowsky			Date
Title:    Director
SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  02/01/00
Name of Issuer/Issue:  Telaxis Communications Corp.
Principal Amount of Offering:  $68,000,000
Price/Spread:  17
Amount Purchased by the Fund:  1,000
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X    	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             02/01/00
Name:  Greg D. Jakubowsky			Date
Title:    Head Trader

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  02/04/00
Name of Issuer/Issue:  Mediacom Communications Corp.
Principal Amount of Offering:  $1,380,000,000
Price/Spread:  19
Amount Purchased by the Fund:  5,000
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             02/04/00
Name:  Greg D. Jakubowsky			Date
Title:    Head Trader

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  02/10/00
Name of Issuer/Issue:  Witness Systems
Principal Amount of Offering:  $76,000,000
Price/Spread:  20
Amount Purchased by the Fund:  200
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X    	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             02/10/00
Name:  Greg D. Jakubowsky			Date
Title:    Head Trader
SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  02/17/00
Name of Issuer/Issue:  Eloquent, Inc.
Principal Amount of Offering:  $72,000,000
Price/Spread:  16
Amount Purchased by the Fund:  300
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             02/17/00
Name:  Greg D. Jakubowsky			Date
Title:    Head Trader

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  03/08/00
Name of Issuer/Issue:  First World Communications
Principal Amount of Offering:  $170,000,000
Price/Spread:  17
Amount Purchased by the Fund:  1,000
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             03/08/00
Name:  Greg D. Jakubowsky			Date
Title:    Head Trader

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  03/16/00
Name of Issuer/Issue:  Intergrated Info Systems
Principal Amount of Offering:  $69,000,000
Price/Spread:  15
Amount Purchased by the Fund:  2000
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             03/16/00
Name:  Greg D. Jakubowsky			Date
Title:    Head Trader

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  03/23/00
Name of Issuer/Issue:  Metalink
Principal Amount of Offering:  $135,000,000
Price/Spread:  45
Amount Purchased by the Fund:  200
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             03/23/00
Name:  Greg D. Jakubowsky			Date
Title:    Head Trader

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  03/23/00
Name of Issuer/Issue:  Breezecom Ltd.
Principal Amount of Offering:  $100,000,000
Price/Spread:  20
Amount Purchased by the Fund:  100
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             03/23/00
Name:  Greg D. Jakubowsky			Date
Title:    Head Trader
SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  03/24/00
Name of Issuer/Issue:  Etinuum
Principal Amount of Offering:  $54,000,000
Price/Spread:  12
Amount Purchased by the Fund:  100
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             03/24/00
Name:  Greg D. Jakubowsky			Date
Title:    Head Trader

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  03/29/00
Name of Issuer/Issue:  TTI Telecom
Principal Amount of Offering:  $57,543,750
Price/Spread:  34.875
Amount Purchased by the Fund:  500
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             03/29/00
Name:  Greg D. Jakubowsky			Date
Title:    Head Trader


SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  07/13/00
Name of Issuer/Issue:  Sunrise Telecom
Principal Amount of Offering:  $60 million
Price/Spread:  $15.00 / $1.05
Amount Purchased by the Fund:  870 shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X      	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.       X     	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X     	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		              07/13/00
Name: Greg D.  Jakubowsky			Date
Title:   Head Trader

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  07/27/00
Name of Issuer/Issue:   Corvis
Principal Amount of Offering: $1,138,500,000
Price/Spread:  $36 / $2.52
Amount Purchased by the Fund:  8,750 shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             07/27/00
Name:  Greg D.  Jakubowsky			Date
Title:    Head Trader

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  08/01/00
Name of Issuer/Issue:  Digital Insight
 Principal Amount of Offering:  $124 million
Price/Spread:  $31 / $1.55
Amount Purchased by the Fund:  430 shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             08/01/00
Name:  Greg D. Jakubowsky			Date
Title:     Head Trader

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  08/01/00
Name of Issuer/Issue:  Floware Wireless Systems Ltd
Principal Amount of Offering:  58,500,000
Price/Spread:  $13 / $0.91
Amount Purchased by the Fund:  870 shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X    	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             08/01/00
Name: Greg D.  Jakubowsky			Date
Title:    Head Trader

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  08/02/00
Name of Issuer/Issue:  Resonate, Inc.
Principal Amount of Offering:  $84 million
Price/Spread:  $21 / $1.47
Amount Purchased by the Fund:  4,800 Shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             08/02/00
Name:  Greg D. Jakubowsky			Date
Title:     Head Trader

 SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  08/18/00
Name of Issuer/Issue:  Peco II Inc.
Principal Amount of Offering:  $75 million
Price/Spread:  $15.00 / $1.05
Amount Purchased by the Fund:  1,760 Shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             08/20/00
Name:  Greg D. Jakubowsky			Date
Title:    Director

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  08/18/00
Name of Issuer/Issue:  WJ Communications
Principal Amount of Offering:  $86.4 million
Price/Spread:  $16/$1.12
Amount Purchased by the Fund:  4,400 shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X    	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             08/18/00
Name:  Greg D. Jakubowsky			Date
Title:    Head Trader

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  09/26/00
Name of Issuer/Issue:  Avant Go
Principal Amount of Offering:  $66 million
Price/Spread:  $12/$0.84
Amount Purchased by the Fund:  3,520 shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             09/26/00
Name:  Greg D. Jakubowsky			Date
Title:     Head Trader

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  09/29/00
Name of Issuer/Issue:  Genomica
Principal Amount of Offering:  $122,360,000
Price/Spread:  $19/$1.33
Amount Purchased by the Fund:  2,640 shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X    	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             09/29/00
Name:  Greg D. Jakubowsky			Date
Title:     Head Trader
SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  09/29/00
Name of Issuer/Issue:  Docent, INC
Principal Amount of Offering:  $88 million
Price/Spread:  $11/$0.77
Amount Purchased by the Fund:  880 shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X    	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             09/29/00
Name:  Greg D. Jakubowsky			Date
Title:     Head Trader

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  09/29/00
Name of Issuer/Issue:  Ciphergen Biosystems, Inc
Principal Amount of Offering:  $88 million
Price/Spread:  $16/$1.42
Amount Purchased by the Fund:  880 shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X    	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             09/29/00
Name:  Greg D. Jakubowsky			Date
Title:     Head Trader




SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  10/03/00
Name of Issuer/Issue:  Oplink Communications
Principal Amount of Offering:  13,700,000 Shares
Price/Spread:  $18.00 / $1.26
Amount Purchased by the Fund:  4,400 shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X      	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.       X     	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X     	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		              10/04/00
Name: Greg D.  Jakubowsky			Date
Title:    Director

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  10/04/00
Name of Issuer/Issue:   Advanced Switching Communications/Common
Stock
Principal Amount of Offering: 6,250,000 Shares
Price/Spread:  $15.00 / $1.05
Amount Purchased by the Fund:  2,640 shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             10/05/00
Name:  Greg D.  Jakubowsky			Date
Title:     Director

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  10/04/00
Name of Issuer/Issue:  TNPC Inc./Common Stock
 Principal Amount of Offering:  24,000,000 Shares
Price/Spread:  $21.00 / $1.21
Amount Purchased by the Fund:  5,080 shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             10/05/00
Name:  Greg D. Jakubowsky			Date
Title:    Director

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  11/09/00
Name of Issuer/Issue:  Luminent, Inc./Common Stock
Principal Amount of Offering:  12,000.000 Shares
Price/Spread:  $12.00 / $0.84
Amount Purchased by the Fund:  6,140 Shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X    	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             11/10/00
Name: Greg D.  Jakubowsky			Date
Title:    Head Trader

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  11/10/00
Name of Issuer/Issue:  Computer Access Technology Corp./Common
Stock
Principal Amount of Offering:  3,500,000 Shares
Price/Spread:  $12.00 / $0.84
Amount Purchased by the Fund:  350 Shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             11/13/00
Name:  Greg D. Jakubowsky			Date
Title:     Director

 SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  1/15/00
Name of Issuer/Issue:  Novatel Wireless,Inc./Common Stock
Principal Amount of Offering:  7,000,000 Shares
Price/Spread:  $8.00 / $0.56
Amount Purchased by the Fund:  650 Shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             11/16/00
Name:  Greg D. Jakubowsky			Date
Title:    Director




  	Eligible Municipal Securities means "municipal securities," as defined in Section 3(a)(29) of the Exchange
Act, that have received an investment grade rating from at least one NRSRO; provided, that if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities shall have received one of the three highest ratings from an NRSRO.